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                                                                   EXHIBIT 10.4f


                                 SIXTH AMENDMENT
                                     TO THE
                            STERLING CHEMICALS, INC.
              AMENDED AND RESTATED SALARIED EMPLOYEES' PENSION PLAN


                  WHEREAS, there is reserved to Sterling Chemicals, Inc. (the "Company") in Section 15.1 of the Sterling Chemicals, Inc. Amended and Restated Salaried Employees' Pension Plan (the "Plan") the right to amend the Plan;

                  NOW, THEREFORE, Section 2.1 of the Plan is hereby amended by adding thereto the following:

                  For all purposes of this Plan, an employee of an Employer who is a member of a collective bargaining unit shall not be an eligible employee unless the bargaining agreement with the Employer provides for his coverage.

                  All terms used herein that are defined in the Plan shall have the same meanings given to such terms in the Plan, except as otherwise expressly provided herein.

                  Except as amended and modified hereby, the Plan shall continue in full force and effect and the Plan and this amendment shall be read, taken and construed as one and the same instrument.

                  This amendment may be executed in several counterparts, each of which shall be deemed an original, but all of which shall constitute but one and the same instrument which may be evidenced by any one counterpart.

                  IN WITNESS WHEREOF, the Company has executed this instrument this _______________, 1999.




                                    STERLING CHEMICALS, INC.


                                    By:
                                       ---------------------
                                    Name:
                                         -------------------
                                    Title:
                                          ------------------